CONSENT AND REAFFIRMATION AGREEMENT

Household Commercial Financial Services, Inc.
Wood Dale, Illinois



         A. CORPORATE GUARANTORS. The undersigned have heretofore executed and delivered to the Lender (i) a Guaranty dated May 2, 2000 (the "Guaranty") pursuant to which the undersigned guaranteed all indebtedness, obligations and liabilities of Homegold, Inc. a South Carolina corporation (the "Borrower") from time to time owing to you (the "Lender") and (ii) a Security Agreement dated May 2, 2000 (the "Security Agreement") in favor of Lender. Each of the undersigned hereby consents to the Amended and Restated Credit Agreement bearing even date herewith between the Borrower and Lender and confirms that the Guaranty and the Security Agreement each remain in full force and effect in accordance with the terms thereof and shall not in any manner be affected, impaired or discharged thereby. Each of the undersigned further agrees that the consent of the undersigned to any further modifications to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement. The undersigned further acknowledge and agree that the Lender is relying upon the agreements of the undersigned contained herein as an inducement to entering into the Amended and Restated Credit Agreement with the Borrower.

         Dated as of this 11th day of June, 2001.


                                      HOMEGOLD FINANCIAL, INC.


                                      By: /s/ Ronald J. Sheppard
                                          -------------------------------
                                      Name: Ronald J. Sheppard
                                      Its:  CEO

                                      CAROLINA INVESTORS, INC.


                                      By: /s/ Ronald J. Sheppard
                                          -------------------------------
                                      Name:
                                      Its:

                                      PREMIER FINANCIAL SERVICES INC.


                                      By:
                                      Name:
                                      Its:

                                      LOAN PROS, INC.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT BUSINESS CAPITAL ASSET BASED
                                      LENDING, INC.


                                      By:
                                      Name:
                                      Its:

                                      REEDY RIVER VENTURES, LP.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT SBIC, INC.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT COMMERCIAL MORTGAGE,
                                      INC.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT BUSINESS CAPITAL, INC.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT INSURANCE AGENCY CORP.


                                      By:
                                      Name:
                                      Its:

                                      EMERGENT MORTGAGE CORP. OF TENNESSEE


                                      By:
                                      Name:
                                      Its:

                                      HOMEGOLD REALTY, INC.


                                      By:
                                      Name:
                                      Its:

B. INDIVIDUAL GUARANTOR. The undersigned, Ronald Sheppard, has heretofore executed and delivered to you (the "Lender") that certain Guaranty dated October 24, 2000 (the "Guaranty") pursuant to which the Guarantor has guaranteed all indebtedness, obligations and liabilities of Homegold, Inc. (the "Borrower") from time to time owing to Lender, all as more fully set forth in the Guaranty.

         The undersigned hereby consents to the Amended and Restated Credit Agreement bearing even date herewith between the Borrower and Lender and to the matters and things contemplated thereby. The undersigned further repeats and reaffirms all of their obligations and agreements under the Guaranty and acknowledges that the same remain in full force and effect in accordance with the terms of the Guaranty and shall not in any manner be affected, impaired or discharged thereby.

         The undersigned further acknowledges that the Lender is relying upon the agreements of the undersigned contained herein as an inducement to entering into the Amended and Restated Credit Agreement with the Borrower.

         Dated as of this 11th day of June, 2001.


                                         /s/ Ronald J. Sheppard
                                         ---------------------------------
                                         Ronald J. Sheppard



  Acknowledged and agreed to as of the date last above written.

  HOUSEHOLD COMMERCIAL
  FINANCIAL SERVICES, INC.


  By: /s/ Loren J. Morris
  Name:  Loren J. Morris
  Its:  Vice President